UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8721

Name of Fund:  Merrill Lynch Global Technology Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Technology Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 03/31/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Technology
Fund, Inc.


Annual Report
March 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Global Technology Fund, Inc.


Portfolio Information As of March 31, 2004 (unaudited)


                                                 Percent of
Geographic Allocation                           Net Assets*

United States                                       77.5%
Canada                                               3.5
Germany                                              3.2
South Korea                                          2.8
Sweden                                               2.0
Japan                                                1.9
Taiwan                                               1.8
Finland                                              1.7
Netherlands                                          1.6
Bermuda                                              1.1
Singapore                                            1.1
Cayman Islands                                       0.6

*Total may not equal 100%.



                                                 Percent of
Ten Largest Equity Holdings                      Net Assets

Computer Associates International, Inc.             5.0%
EMC Corporation                                     4.2
Cisco Systems, Inc.                                 4.1
Intel Corporation                                   3.3
SAP AG (Systeme, Anwendungen, Produkte in der
   Datenverarbeitung) (ADR)                         3.2
Samsung Electronics                                 2.8
Microsoft Corporation                               2.7
Siebel Systems, Inc.                                2.5
Agere Systems Inc. (Class B)                        2.4
Lexar Media, Inc.                                   2.4



                                                 Percent of
Five Largest Industries (Equity Investments)++   Net Assets

Semiconductors                                     22.5%
Systems Software                                    11.4
Application Software                                11.0
Computer Storage & Peripherals                      7.7
Electronic Equipment & Instruments                  6.4
Communications Equipment                            5.6

++For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



A Letter From the President


Dear Shareholder

Equity markets generally produced positive results for the most recent six-month and 12-month reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +14.08% and +35.12% for the six-month and 12-month periods ended March 31, 2004, respectively. The MSCI World Index, which measures the performance of 23 developed nations around the world, returned +17.26% and +43.87%, respectively, for the same periods.

The positive market returns have been supported by improving economies in important areas around the globe. In particular, the U.S. economy has benefited from fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Since the United States represents 32% of global gross domestic product (GDP), the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion. With real GDP growth of 9.1% in 2003, the country has provided for significant investment opportunities and has helped fuel growth in the economies of its trading partners. Japan, in the meantime, finally appears to be emerging from a long period of deflation. In Europe, slower growth last year is likely to prompt the central bank to take steps aimed at stimulating economic activity in 2004. The European Union also is preparing to welcome ten new member nations in May, and the enhanced integration may create further economic opportunities.

The events and efforts of the past year leave us with stronger global economies today. With all of this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy designed to perform through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



A Discussion With Your Fund's Portfolio Manager


The technology sector led the equity market rally that commenced early in the period and continued throughout most of the fiscal year. Fund performance benefited accordingly, with returns far exceeding that of the broader-based S&P 500 Index.


How did the Fund perform during the fiscal year in light of the existing market conditions?

The Fund was positioned very aggressively coming into the fiscal year in an effort to capitalize on what we believed would be a strengthening economy. Once war-related fears subsided and the economy started to gain traction, the technology sector paced the equity market rally that commenced soon after. Given our aggressive posturing, the Fund performed well, particularly through the middle part of the fiscal period.

For the 12 months ended March 31, 2004, Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +63.56%, +62.20%, +61.98%, +63.94% and
+64.55%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) Fund results exceeded the +35.12% return of the unmanaged benchmark Standard & Poor's 500 (S&P 500) Index and the +58.07% average return of the Lipper Science and Technology Funds category for the same period. (Funds in this Lipper category invest primarily in science and technology stocks.)

The Fund also outperformed its composite index, a blended universe of the Goldman Sachs Technology Composite (GTC) Index and the Morgan Stanley Capital International (MSCI) World Information Technology Index, which returned +61.57% for the same 12-month period. The Fund adopted this blended index in April 2003 with the goal of establishing a tracking universe of technology securities that had broad global diversification but avoided undue concentration of individual constituents. The composite index consists of 25% non-U.S. issues and is rebalanced periodically to limit the exposure of any single company to a maximum of 5%.


What were the reasons for the Fund's outperformance?

For the most part, we maintained a fairly aggressive posture throughout the year while taking occasional defensive positions. We used a number of hedging mechanisms to create those defensive positions, such as purchasing puts and selling calls against existing positions as well as executing a modest amount of stock shorting. This allowed us to benefit from our aggressive stance, while also reducing the volatility of the portfolio.

Technology subsectors that contributed most to the Fund's positive performance during the period were electronic equipment and instruments, information technology (IT) services, semiconductors and systems software. Primarily, however, the superior returns this past year were driven by good stock selection. Some of our best-performing stocks, for example, appreciated 200% or more. We've been trimming many of these positions in last four months - six months, taking profits. Specific stocks that contributed to performance during the period were Broadcom Corporation, AU Optronics Corp., Computer Associates International, Inc., Samsung Electronics, Sierra Wireless and Nortel Networks Corporation.

By contrast, performance was hindered by our overweight positions in WebMD Corporation, InterActive Corp., Vodafone Group PLC, RF Micro Devices, Inc., Comcast Corporation and Affiliated Computer Services, Inc.


What changes were made to the portfolio during the fiscal year?

We reduced the average market capitalization of the Fund during the period and ended the fiscal year with a smaller-capitalization stock bias. At period end, the Fund's average market cap was smaller than that of our blended index. This was consistent with our aggressive positioning and, in fact, smaller-capitalization stocks outperformed as the stock market came off of its bear market bottom in 2002.

We also expanded the number of names and weightings in non-U.S. companies during the past 12 months. In doing so, we were opportunistically looking for particularly strong, long-term holdings. (For example, one of the best-performing stocks in the portfolio this year was AU Optronics, a Taiwanese company.) As of March 31, 2004, non-U.S. holdings represented 21.3% of the Fund's net assets, up from 12.4% at March 31, 2003.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



With respect to industries, we increased exposure to the software subsector during the year and reduced exposure to semiconductors, although it remains the single largest weighting in the portfolio. While trimming our semiconductor positions as they outperformed, we added to our software positions. We also increased our weighting in communications equipment companies, but remain significantly underweight relative to our blended index. Still, our stock selection in this subsector has been successful, allowing our communications equipment stocks to perform as well or better than the blended index in this area.

Among the largest purchases made during the past 12 months were Agere Systems Inc., Monster Worldwide Inc., Computer Sciences Corporation, Siebel Systems, Inc., ASM Lithography Holding NV, Corning Incorporated, EMC Corporation, Telefonaktiebolaget LM Ericsson, AU Optronics and SAP AG.

The largest sales included Dell Inc., Symbol Technologies, Inc.,
AT&T Wireless Services Inc., Microsoft Corporation, Novellus
Systems, Inc., Oracle Corporation, Taiwan Semiconductor
Manufacturing Company, EarthLink, Inc., PeopleSoft, Inc. and Time
Warner Inc.


How would you characterize the Fund's position at the close of the period?

The Fund remained aggressively postured as of period end. Despite some market nervousness in the last quarter of the fiscal year, we believe investors will begin to recognize that the economy is on firm ground, that the recovery is not fading, that employment is improving and that IT spending will continue to increase as companies begin to expand their businesses. We are postured to take advantage of these factors. While we will likely become more cautious by year-end 2004, once the market strength is widely acknowledged, we believe the appropriate positioning right now is to be quite aggressive.

As of March 31, 2004, the Fund had net assets of $619.9 million.
Approximately 83% of the portfolio was comprised of companies based in North America, while Asia-based and European stocks represented approximately 16% of net assets.

The Fund's five largest subsectors at March 31, 2004 were semiconductors (22.5% of net assets), systems software (11.4%), applications software (11.0%), computer storage and peripherals (7.7%), electronic equipment and instruments (6.4%) and communications equipment (5.6%). All represented overweights relative to the blended index, with the exception of communications equipment. We ended the period underweight in the Internet subsector based on our belief that valuations there are full. The Fund's five largest positions at the close of the period were Computer Associates International, Inc. (5.0% of net assets), EMC Corporation (4.2%), Cisco Systems, Inc. (4.1%), Intel Corporation (3.3%) and SAP AG (3.2%).

We believe the economy and overall technology spending are improving, and that investors are underestimating the strength in IT spending as 2004 unfolds. In all, we expect our diversified portfolio of technology stocks to perform well as the economy strengthens and more sectors in our market benefit from increased business momentum.


Robert Zidar
Co-Portfolio Manager

Dominic Vignola
Co-Portfolio Manager

May 18, 2004


Effective May 14, 2004, Robert Zidar and Dominic Vignola were named co-portfolio managers of Merrill Lynch Global Technology Fund, Inc. and are responsible for the day-to-day management of the Fund.
Mr. Zidar has been a Director of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2000 and has been a Portfolio Manager in the equity management group of MLIM since 1998. Prior to joining MLIM, Mr. Zidar was a technology analyst and a member of the growth group at Robertson Stephens Investment Management. Mr. Vignola has been a Vice President of MLIM since 2000 and has been a member of MLIM's Global Technology team since 2000. Prior to joining MLIM,
Mr. Vignola was a technology sector analyst for Deutsche Asset
Management.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Performance Data (continued)

Recent Performance Results

                                                      6-Month        12-Month     Since Inception
As of March 31, 2004                                Total Return   Total Return     Total Return
ML Global Technology Fund, Inc.--Class A Shares*       +12.54%        +63.56%          -20.31%
ML Global Technology Fund, Inc.--Class B Shares*       +11.99         +62.20           -23.99
ML Global Technology Fund, Inc.--Class C Shares*       +12.01         +61.98           -24.09
ML Global Technology Fund, Inc.--Class I Shares*       +12.68         +63.94           -19.19
ML Global Technology Fund, Inc.--Class R Shares*       +12.74         +64.55           +52.85
Standard & Poor's 500 Index**                          +14.08         +35.12        +8.02/+26.71

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's since inception periods are from 6/26/98 for Class A, Class
B, Class C & Class I Shares and from 1/03/03 for Class R Shares.

**This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets
(mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total returns are from 6/26/98 and 1/03/03.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Technology Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Global Technology Fund, Inc.++
Class A Shares*

Date                       Value

6/26/1998**              $ 9,475.00
March 1999               $12,848.00
March 2000               $28,122.00
March 2001               $ 9,595.00
March 2002               $ 7,814.00
March 2003               $ 4,616.00
March 2004               $ 7,550.00


ML Global Technology Fund, Inc.++
Class B Shares*

Date                       Value

6/26/1998**              $10,000.00
March 1999               $13,480.00
March 2000               $29,280.00
March 2001               $ 9,909.00
March 2002               $ 8,013.00
March 2003               $ 4,686.00
March 2004               $ 7,528.00


Standard & Poor's 500 Index++++

Date                       Value

6/26/1998**              $10,000.00
March 1999               $11,475.00
March 2000               $13,534.00
March 2001               $10,600.00
March 2002               $10,626.00
March 2003               $ 7,995.00
March 2004               $10,802.00

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Technology Fund, Inc. invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/04                  +63.56%          +54.97%
Five Years Ended 3/31/04                -10.09           -11.05
Inception (6/26/98)
through 3/31/04                         - 3.86           - 4.76

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/04                  +62.20%          +58.20%
Five Years Ended 3/31/04                -10.83           -11.17
Inception (6/26/98)
through 3/31/04                         - 4.65           - 4.81

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Technology Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Global Technology Fund, Inc.++
Class C Shares*

Date                       Value

6/26/1998**              $10,000.00
March 1999               $13,480.00
March 2000               $29,280.00
March 2001               $ 9,909.00
March 2002               $ 8,003.00
March 2003               $ 4,686.00
March 2004               $ 7,591.00


ML Global Technology Fund, Inc.++
Class I Shares*

Date                       Value

6/26/1998**              $ 9,475.00
March 1999               $12,877.00
March 2000               $28,245.00
March 2001               $ 9,655.00
March 2002               $ 7,892.00
March 2003               $ 4,671.00
March 2004               $ 7,657.00


Standard & Poor's 500 Index++++

Date                       Value

6/26/1998**              $10,000.00
March 1999               $11,475.00
March 2000               $13,534.00
March 2001               $10,600.00
March 2002               $10,626.00
March 2003               $ 7,995.00
March 2004               $10,802.00

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Technology Fund, Inc. invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/04                  +61.98%          +60.98%
Five Years Ended 3/31/04                -10.85           -10.85
Inception (6/26/98)
through 3/31/04                         - 4.67           - 4.67

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.




                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/04                  +63.94%          +55.33%
Five Years Ended 3/31/04                - 9.87           -10.84
Inception (6/26/98)
through 3/31/04                         - 3.63           - 4.53

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Technology Fund, Inc.++ Class R Shares* compared to a similar investment in Standard & Poor's 500 Index++++. Values illustrated are as follows:


ML Global Technology Fund, Inc.++
Class R Shares*

Date                       Value

1/3/2003**               $10,000.00
March 2003               $ 9,289.00
March 2004               $15,285.00


Standard & Poor's 500 Index++++

Date                       Value

1/3/2003**               $10,000.00
March 2003               $ 9,377.00
March 2004               $12,671.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Global Technology Fund, Inc. invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related idustries.

++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not predictive of future results.



Average Annual Total Return


                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 3/31/04                                   +64.55%
Inception (1/03/03) through 3/31/04                      +40.86



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Schedule of Investments

                                                                                                    Value        Percent of
Country      Industry++++        Shares Held    Common Stocks                                 (in U.S. dollars)  Net Assets
Bermuda      Software--Internet      290,000  ++Accenture Ltd. (Class A)                            $    7,192,000     1.1%

                                                Total Common Stocks in Bermuda                           7,192,000     1.1


Canada       Electronic Equipment    450,000  ++Celestica Inc.                                           7,380,000     1.2
             & Instruments

             Telecommunications    2,430,000  ++Nortel Networks Corporation                             14,434,200     2.3
             Equipment

                                                Total Common Stocks in Canada                           21,814,200     3.5


Cayman       Cellular Telephones      26,800  ++Linktone Ltd. (ADR)*                                       324,012     0.1
Islands
             Semiconductors          225,000  ++Semiconductor Manufacturing International                3,397,500     0.5
                                                Corporation (ADR)*

                                                Total Common Stocks in the Cayman Islands                3,721,512     0.6


Finland      Telecommunications      530,000    Nokia Oyj 'A' (ADR)*                                    10,748,400     1.7
             Equipment
                                                Total Common Stocks in Finland                          10,748,400     1.7


Germany      Application Software    500,000    SAP AG (Systeme, Anwendungen, Produkte in der           19,655,000     3.2
                                                Datenverarbeitung) (ADR)*

                                                Total Common Stocks in Germany                          19,655,000     3.2


Japan        Appliances               81,000    Sony Corporation (ADR)*                                  3,386,610     0.6

             Semiconductor           100,000    Advantest Corporation                                    8,199,164     1.3
             Equipment

                                                Total Common Stocks in Japan                            11,585,774     1.9


Netherlands  Semiconductor           540,000  ++ASM Lithography Holding NV (NY Registered Shares)        9,898,200     1.6
             Equipment

                                                Total Common Stocks in the Netherlands                   9,898,200     1.6


Singapore    Electronic Equipment    400,000  ++Flextronics International Ltd.                           6,888,000     1.1
             & Instruments

                                                Total Common Stocks in Singapore                         6,888,000     1.1


South Korea  Semiconductors           35,000    Samsung Electronics                                     17,462,602     2.8

                                                Total Common Stocks in South Korea                      17,462,602     2.8


Sweden       Communications          440,000  ++Telefonaktiebolaget LM Ericsson (Sponsored ADR)*        12,210,000     2.0
             Equipment

                                                Total Common Stocks in Sweden                           12,210,000     2.0


Taiwan       Electronics             530,000    AU Optronics Corp.(ADR)*                                11,077,000     1.8

                                                Total Common Stocks in Taiwan                           11,077,000     1.8


United       Application Software    110,000  ++Altiris, Inc.                                            3,073,400     0.5
States                               400,000  ++Citrix Systems, Inc.                                     8,648,000     1.4
                                     785,000  ++Informatica Corporation                                  6,743,150     1.1
                                     240,000  ++Mercury Interactive Corporation                         10,752,000     1.7
                                     225,000  ++Quest Software, Inc.                                     3,678,750     0.6
                                   1,350,000  ++Siebel Systems, Inc.                                    15,538,500     2.5
                                                                                                    --------------   ------
                                                                                                        48,433,800     7.8

             Audio/Video Products    150,000  ++Digital Theater Systems Inc.                             3,844,500     0.6

             Commercial Services     500,000  ++Monster Worldwide Inc.                                  13,100,000     2.1
             & Supplies

             Communications          700,000  ++Arris Group Inc.                                         6,440,000     1.0
             Equipment               580,000  ++Comverse Technology, Inc.                               10,521,200     1.7
                                      84,616  ++Intellisync Corporation (Escrowed)                         250,548     0.1
                                     443,895  ++Intellisync Corporation (c)                              1,314,373     0.2
                                   1,100,000  ++Terayon Communication Systems, Inc.                      3,762,000     0.6
                                                                                                    --------------   ------
                                                                                                        22,288,121     3.6


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++++        Shares Held    Common Stocks                                 (in U.S. dollars)  Net Assets
United       Computer Hardware       250,000  ++Dell Inc.                                           $    8,405,000     1.4%
States                               100,000    International Business Machines Corporation              9,184,000     1.5
(continued)                        2,000,000  ++Sun Microsystems, Inc.                                   8,320,000     1.3
                                                                                                    --------------   ------
                                                                                                        25,909,000     4.2

             Computer Storage        150,000  ++Applied Films Corporation                                4,185,000     0.7
             & Peripherals         1,925,000  ++EMC Corporation                                         26,199,250     4.2
                                   1,081,700  ++Maxtor Corporation                                       8,815,855     1.4
                                     400,800  ++Network Appliance, Inc.                                  8,597,160     1.4
                                                                                                    --------------   ------
                                                                                                        47,797,265     7.7

             Electronic Equipment    900,000  ++Lexar Media, Inc.                                       14,904,000     2.4
             & Instruments           325,000  ++Merix Corporation                                        5,996,250     1.0
                                     240,000  ++Plexus Corporation                                       4,269,600     0.7
                                                                                                    --------------   ------
                                                                                                        25,169,850     4.1

             Electronics             260,000  ++Staktek Holdings Inc.                                    3,185,000     0.5
             Components

             Health Care             700,000  ++WebMD Corporation                                        6,223,000     1.0
             Distributors &
             Services

             IT Consulting &          65,000  ++Cognizant Technology Solutions Corporation               2,941,250     0.5
             Services                240,000  ++Computer Sciences Corporation                            9,679,200     1.5
                                                                                                    --------------   ------
                                                                                                        12,620,450     2.0

             Information             100,000    Automatic Data Processing, Inc.                          4,200,000     0.7
             Technology

             Internet                320,000  ++Digital River, Inc.                                      7,491,200     1.2
                                     112,000  ++Foundry Networks, Inc.                                   1,923,040     0.3
                                     325,000  ++Support.com, Inc.                                        3,578,250     0.6
                                                                                                    --------------   ------
                                                                                                        12,992,490     2.1

             Internet & Catalog       74,000  ++Amazon.com, Inc.                                         3,202,720     0.5
             Retail

             Internet Software     1,100,000  ++Opsware, Inc.                                            8,316,000     1.3
             & Services              800,000  ++RealNetworks, Inc.                                       4,800,000     0.8
                                   3,150,000  ++Vignette Corporation                                     6,520,500     1.1
                                                                                                    --------------   ------
                                                                                                        19,636,500     3.2

             Media                   568,000  ++American Tower Corporation (Class A)                     6,446,800     1.0

             Networking Equipment    120,000  ++Atheros Communications                                   2,053,200     0.3
                                     126,000  ++F5 Networks, Inc.                                        4,265,100     0.7
                                                                                                    --------------   ------
                                                                                                         6,318,300     1.0

             Optical Components      842,900  ++Corning Incorporated                                     9,423,622     1.5
             & Networking

             Semiconductors        4,800,000  ++Agere Systems Inc. (Class B)                            14,976,000     2.4
                                     550,000  ++Applied Micro Circuits Corporation                       3,162,500     0.5
                                     375,000  ++Broadcom Corporation (Class A)                          14,688,750     2.4
                                     900,000  ++ChipPAC, Inc.                                            7,119,000     1.2
                                   1,075,000  ++Cisco Systems, Inc.                                     25,284,000     4.1
                                     330,000  ++Cypress Semiconductor Corporation                        6,755,100     1.1
                                     755,000    Intel Corporation                                       20,536,000     3.3
                                   1,000,000  ++ON Semiconductor Corporation                             7,540,000     1.2
                                     420,000    Texas Instruments Incorporated                          12,272,400     2.0
                                     875,000  ++Vitesse Semiconductor Corporation                        6,203,750     1.0
                                                                                                    --------------   ------
                                                                                                       118,537,500    19.2


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry++++        Shares Held    Common Stocks                                 (in U.S. dollars)  Net Assets
United       Semiconductors &         90,000  ++International Rectifier Corp.                       $    4,139,100     0.7%
States       Semiconductor           200,000  ++OmniVision Technologies, Inc.                            5,462,000     0.9
(concluded)  Equipment               110,000  ++Silicon Laboratories Inc.                                5,816,800     0.9
                                                                                                    --------------   ------
                                                                                                        15,417,900     2.5

             Systems Software      1,150,000    Computer Associates International, Inc.                 30,889,000     5.0
                                     500,000  ++Micromuse, Inc.                                          3,900,000     0.6
                                     670,000    Microsoft Corporation                                   16,729,900     2.7
                                     150,000  ++Novell, Inc.                                             1,707,000     0.3
                                     220,000  ++Red Hat, Inc.                                            5,029,200     0.8
                                     450,000  ++VERITAS Software Corporation                            12,109,500     2.0
                                                                                                    --------------   ------
                                                                                                        70,364,600    11.4

             Wireless                410,000  ++Nextel Partners, Inc. (Class A)                          5,190,600     0.8
             Telecommunication
             Services
                                                Total Common Stocks in the United States               480,302,018    77.5

                                                Total Investments in Common Stocks
                                                (Cost--$574,112,262)                                   612,554,706    98.8



                        Beneficial Interest/
                                 Shares Held    Short-Term Securities
                                $  9,539,564    Merrill Lynch Liquidity Series,
                                                LLC Cash Sweep Series I (a)                              9,539,564     1.6
                                $ 89,413,200    Merrill Lynch Liquidity Series,
                                                LLC Money Market Series I (a)(b)                        89,413,200    14.4
                                  29,804,400    Merrill Lynch Premier Institutional Fund (a)(b)         29,804,400     4.8

                                                Total Investments in Short-Term Securities
                                                (Cost--$128,757,164)                                   128,757,164    20.8



                                   Number of
                                   Contracts    Options Purchased
             Put Options               3,307    Computer Associates International, Inc., expiring          281,095     0.0
             Purchased                          May 2004 at USD 25, Broker Credit Suisse First Boston
                                       2,443    Computer Associates International, Inc., expiring          207,655     0.0
                                                May 2004 at USD 25, Broker Deutsche Bank AG
                                       5,750    Computer Associates International, Inc., expiring          488,750     0.1
                                                May 2004 at USD 25, Broker Goldman Sachs
                                       6,074    Nortel Networks Corporation, expiring January              425,180     0.1
                                                2005 at USD 5, Broker CitiGroup Global Markets
                                       6,076    Nortel Networks Corporation, expiring January              425,320     0.1
                                                2005 at USD 5, Broker UBS Warburg
                                       2,366    Telefonaktiebolaget LM Ericsson, expiring July 2004        473,200     0.1
                                                at USD 25, Broker CitiGroup Global Markets
                                       3,000    Texas Instruments Incorporated, expiring July 2004         840,000     0.1
                                                at USD 30, Broker UBS Warburg

                                              Total Options Purchased (Cost--$3,778,521)                 3,141,200     0.5

                                              Total Investments (Cost--$706,647,947)                   744,453,070   120.1


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Schedule of Investments (concluded)

                                   Number of                                                        Value        Percent of
                                   Contracts    Options Written                               (in U.S. dollars)  Net Assets
             Call Options              9,071    Nortel Networks Corporation, expiring January       $    (453,550)   (0.1)%
             Written                            2005 at USD 10, Broker CitiGroup Global Markets
                                      15,229    Nortel Networks Corporation, expiring January            (761,450)    (0.1)
                                                2005 at USD 10, Broker UBS Warburg
                                       2,494    RealNetworks, Inc., expiring May 2004 at USD 7.5,
                                                Broker Goldman Sachs                                      (62,350)     0.0

                                                Total Options Written
                                                (Premiums Received--$1,291,005)                        (1,277,350)    (0.2)

             Total Investments, Net of Options Written (Cost--$705,356,942)                            743,175,720   119.9
             Short Sales (Proceeds--$1,202,098)**                                                      (1,059,621)    (0.2)
             Liabilities in Excess of Other Assets                                                   (122,122,086)   (19.7)
                                                                                                    --------------   ------
             Net Assets                                                                             $  619,994,013   100.0%
                                                                                                    ==============   ======

++Non-income producing security.

++++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.These industry classifications are unaudited.

*American Depositary Receipts (ADR).

**Uncovered short sales entered into as of March 31, 2004 were as follows:

Shares                            Issue                   Value

32,100                      Qlogic Corporation        $ (1,059,621)
                                                      -------------
Total (Proceeds--$1,202,098)                          $ (1,059,621)
                                                      =============


(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                        Interest/
                                           Net           Dividend
Affiliate                                Activity         Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $ (2,203,065)         $114,514
Merrill Lynch Liquidity Series,
   LLC Money Market Series I         $   9,010,800         $100,539
Merrill Lynch Premier
   Institutional Fund                 (23,797,200)         $ 47,935


(b)Security was purchased with the cash proceeds from securities loans.

(c)Restricted securities as to resale. The value of the Fund's investment in restricted securities, represented 0.2% of net assets.


                           Acquisition
Issue                          Date           Cost        Value

Intellisync Corporation     8/24/2000      $1,259,852    $1,314,373


See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Statement of Assets and Liabilities

As of March 31, 2004
Assets

               Investments in unaffiliated securities, at value (including securities
               loaned of $115,465,893) (identified cost--$574,112,262)                                      $   612,554,706
               Investments in affiliated securities, at value
               (identified cost--$128,757,164)                                                                  128,757,164
               Options purchased, at value (premiums paid--$3,778,521)                                            3,141,200
               Cash                                                                                                 160,104
               Receivables:
                  Securities sold                                                         $     8,905,277
                  Short sales                                                                   1,202,098
                  Capital shares sold                                                             357,270
                  Dividends                                                                       225,267
                  Securities lending--net                                                          28,281
                  Interest from affiliates                                                          3,466        10,721,659
                                                                                          ---------------
               Prepaid expenses and other assets                                                                     72,651
                                                                                                            ---------------
               Total assets                                                                                     755,407,484
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                        119,217,600
               Common stock sold short, at value (proceeds--$1,202,098)                                           1,059,621
               Options written, at value (premiums received--$1,291,005)                                          1,277,350
               Payables:
                  Securities purchased                                                          9,461,404
                  Capital shares redeemed                                                       2,005,286
                  Short sale close                                                              1,441,365
                  Other affiliates                                                                463,253
                  Distributor                                                                     291,917
                  Investment adviser                                                               84,109        13,747,334
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               111,566
                                                                                                            ---------------
               Total liabilities                                                                                135,413,471
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   619,994,013
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000
               shares authorized                                                                            $     1,412,006
               Class B Shares of Common Stock, $.10 par value, 200,000,000
               shares authorized                                                                                  3,037,104
               Class C Shares of Common Stock, $.10 par value, 100,000,000
               shares authorized                                                                                    903,395
               Class I Shares of Common Stock, $.10 par value, 100,000,000
               shares authorized                                                                                  2,808,966
               Class R Shares of Common Stock, $.10 par value, 200,000,000
               shares authorized                                                                                      6,286
               Paid-in capital in excess of par                                                               1,813,761,909
               Accumulated realized capital losses on investments and foreign
               currency transactions--net                                                $(1,239,897,310)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                               37,961,657
                                                                                          ---------------
               Total accumulated losses--net                                                                (1,201,935,653)
                                                                                                            ---------------
               Net Assets                                                                                   $   619,994,013
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $108,968,828 and 14,120,059 shares
               outstanding                                                                                  $          7.72
                                                                                                            ===============
               Class B--Based on net assets of $224,281,230 and 30,371,036 shares
               outstanding                                                                                  $          7.38
                                                                                                            ===============
               Class C--Based on net assets of $66,594,064 and 9,033,946 shares
               outstanding                                                                                  $          7.37
                                                                                                            ===============
               Class I--Based on net assets of $219,677,477 and 28,089,659 shares
               outstanding                                                                                  $          7.82
                                                                                                            ===============
               Class R--Based on net assets of $472,414 and 62,856 shares outstanding                       $          7.52
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Statement of Operations

For the Year Ended March 31, 2004
Investment Income

               Dividends (net of $140,116 foreign withholding tax)                                          $     1,114,777
               Interest (including $114,514 from affiliates)                                                        522,082
               Securities lending--net                                                                              148,474
                                                                                                            ---------------
               Total income                                                                                       1,785,333
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     6,164,206
               Account maintenance and distribution fees--Class B                               2,354,620
               Transfer agent fees--Class B                                                     1,232,565
               Transfer agent fees--Class I                                                       922,659
               Account maintenance and distribution fees--Class C                                 667,941
               Transfer agent fees--Class A                                                       464,790
               Professional fees                                                                  423,327
               Transfer agent fees--Class C                                                       383,513
               Account maintenance fees--Class A                                                  262,702
               Accounting services                                                                223,074
               Custodian fees                                                                     101,318
               Printing and shareholder reports                                                    88,776
               Directors' fees and expenses                                                        49,239
               Registration fees                                                                   46,783
               Pricing fees                                                                        10,672
               Dividend expense                                                                     1,200
               Account maintenence and distribution fees--Class R                                     623
               Transfer Agent fees--Class R                                                           421
               Other                                                                               61,691
                                                                                          ---------------
               Total expenses                                                                                    13,460,120
                                                                                                            ---------------
               Investment loss--net                                                                            (11,674,787)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized gain (loss)on:
                  Investments--net                                                            113,675,768
                  Foreign currency transactions--net                                              (1,799)       113,673,969
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net                                                            173,261,005
                  Foreign currency transactions--net                                                  352       173,261,357
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign
               currency transactions--net                                                                       286,935,326
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   275,260,539
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Statements of Changes in Net Assets

                                                                                               For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

               Investment loss--net                                                       $  (11,674,787)   $  (11,705,419)
               Realized gain (loss) on investments and foreign currency
               transactions--net                                                              113,673,969     (283,253,042)
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions--net                                             173,261,357      (93,806,651)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                275,260,539     (388,765,112)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets from capital share transactions                   (106,258,288)     (173,642,863)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                        169,002,251     (562,407,975)
               Beginning of year                                                              450,991,762     1,013,399,737
                                                                                          ---------------   ---------------
               End of year*                                                               $   619,994,013   $   450,991,762
                                                                                          ===============   ===============
                  *Accumulated investment loss--net                                                    --   $      (19,661)
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Financial Highlights
                                                                                       Class A++
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001        2000
Per Share Operating Performance

               Net asset value, beginning of year            $     4.72   $     7.99   $     9.81   $    29.68   $    13.56
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.11)        (.09)        (.12)        (.16)        (.20)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   3.11       (3.18)       (1.70)      (18.89)        16.32
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    3.00       (3.27)       (1.82)      (19.05)        16.12
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of
               realized gain on investments--net                     --           --           --        (.82)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     7.72   $     4.72   $     7.99   $     9.81   $    29.68
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                63.56%     (40.93%)     (18.55%)     (65.88%)      118.88%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.85%        1.94%        1.67%        1.41%        1.37%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (1.56%)      (1.55%)      (1.30%)       (.78%)       (.98%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  108,969   $   73,949   $  142,697   $  176,188   $  473,672
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               120.50%       78.42%      165.34%      122.11%       60.03%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001        2000
Per Share Operating Performance

               Net asset value, beginning of year            $     4.55   $     7.78   $     9.62   $    29.28   $    13.48
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.16)        (.13)        (.19)        (.33)        (.35)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   2.99       (3.10)       (1.65)      (18.58)        16.15
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.83       (3.23)       (1.84)      (18.91)        15.80
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of
               realized gain on investments--net                     --           --           --        (.75)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     7.38   $     4.55   $     7.78   $     9.62   $    29.28
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                62.20%     (41.52%)     (19.13%)     (66.16%)      117.21%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.68%        2.78%        2.47%        2.18%        2.13%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (2.39%)      (2.41%)      (2.10%)      (1.55%)      (1.75%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  224,281   $  181,756   $  474,172   $  702,671   $2,234,836
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               120.50%       78.42%      165.34%      122.11%       60.03%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Financial Highlights (continued)
                                                                                        Class C
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001        2000
Per Share Operating Performance

               Net asset value, beginning of year            $     4.55   $     7.77   $     9.62   $    29.28   $    13.48
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.16)        (.13)        (.19)        (.33)        (.35)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   2.98       (3.09)       (1.66)      (18.58)        16.15
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    2.82       (3.22)       (1.85)      (18.91)        15.80
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of
               realized gain on investments--net                     --           --           --        (.75)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     7.37   $     4.55   $     7.77   $     9.62   $    29.28
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                61.98%     (41.44%)     (19.23%)     (66.16%)      117.21%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.73%        2.85%        2.51%        2.19%        2.14%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (2.44%)      (2.48%)      (2.14%)      (1.56%)      (1.76%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   66,594   $   50,295   $  123,955   $  153,446   $  446,669
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               120.50%       78.42%      165.34%      122.11%       60.03%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Financial Highlights (continued)
                                                                                       Class I++
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001        2000
Per Share Operating Performance

               Net asset value, beginning of year            $     4.77   $     8.06   $     9.86   $    29.81   $    13.59
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.09)        (.07)        (.10)        (.11)        (.16)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   3.14       (3.22)       (1.70)      (18.99)        16.38
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    3.05       (3.29)       (1.80)      (19.10)        16.22
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions in excess of
               realized gain on investments--net                     --           --           --        (.85)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     7.82   $     4.77   $     8.06   $     9.86   $    29.81
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                63.94%     (40.82%)     (18.26%)     (65.82%)      119.35%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.60%        1.69%        1.42%        1.17%        1.11%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (1.31%)      (1.30%)      (1.05%)       (.53%)       (.70%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  219,677   $  144,992   $  272,576   $  339,412   $  853,810
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                               120.50%       78.42%      165.34%      122.11%       60.03%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Financial Highlights (concluded)
                                                                                                               Class R

The following per share data and ratios have been derived                                      For the      For the Period
from information provided in the financial statements.                                        Year Ended  January 3, 2003++
                                                                                              March 31,      to March 31,
Increase (Decrease) in Net Asset Value:                                                          2004            2003
Per Share Operating Performance

               Net asset value, beginning of period                                            $     4.57        $     4.92
                                                                                               ----------        ----------
               Investment loss--net***                                                              (.13)             (.01)
               Realized and unrealized gain (loss) on investments and foreign currency
               transactions--net                                                                     3.08             (.34)
                                                                                               ----------        ----------
               Total from investment operations                                                      2.95             (.35)
                                                                                               ----------        ----------
               Net asset value, end of period                                                  $     7.52         $    4.57
                                                                                               ==========        ==========

Total Investment Return**

               Based on net asset value per share                                                  64.55%        (7.11%)+++
                                                                                               ==========        ==========

Ratios to Average Net Assets

               Expenses                                                                             2.10%            2.17%*
                                                                                               ==========        ==========
               Investment loss--net                                                               (1.81%)          (1.46%)*
                                                                                               ==========        ==========

Supplemental Data

               Net assets, end of period (in thousands)                                        $      472        $  --+++++
                                                                                               ==========        ==========
               Portfolio turnover                                                                 120.50%            78.42%
                                                                                               ==========        ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

+++Aggregate total investment return.

+++++Amount is less than $1,000.

See Notes to Financial Statements.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $11,696,247 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $1,799 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Notes to Financial Statements (continued)


MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund not exceeding $1 billion, 0.95% of the average daily net assets of the Fund in excess of $1 billion but not exceeding $2 billion and 0.90% of the average daily net assets of the Fund in excess of $2 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .25%                 --
Class B                          .25%               .75%
Class C                          .25%               .75%
Class R                          .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD         MLPF&S

Class A                        $2,399        $33,826
Class I                        $  136        $ 2,214


For the year ended March 31, 2004, MLPF&S received contingent deferred sales charges of $235,846 and $3,443 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $16 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of March 31, 2004, the Fund lent securities with a value of $3,045,636 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended March 31, 2004, MLIM, LLC received $64,531 in securities lending agent fees.

In addition, MLPF&S received $452,721 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2004, the Fund reimbursed MLIM $12,107 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2004 were $714,853,416 and $823,909,848, respectively.

Net realized gains (losses) for the year ended March 31, 2004 and net unrealized gains (losses) as of March 31, 2004 were as follows:



                                        Realized         Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments             $  112,261,826    $    38,442,444
Short-term investments                       775                 --
Short sales                            (994,567)            142,477
Financial futures contracts            1,790,239                 --
Options purchased                        632,522          (637,321)
Options written                         (15,027)             13,655
Foreign currency transactions            (1,799)                402
                                  --------------    ---------------
Total                             $  113,673,969    $    37,961,657
                                  ==============    ===============


As of March 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $31,802,981, of which $77,162,502 related to appreciated securities and $45,359,521 related to depreciated securities. The aggregate cost of investments, net of options written, at March 31, 2004 for Federal income tax purposes was $711,372,739.

Transactions in call options written for the year ended March 31, 2004 were as follows:


                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of year                       4,150    $       775,478
Options written                           57,044          4,778,540
Options closed                          (32,900)        (4,242,014)
Options expired                          (1,500)           (20,999)
                                   -------------    ---------------
Outstanding call options written,
   end of year                            26,794    $     1,291,005
                                   =============    ===============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $106,258,288 and $173,642,863 for the years ended March 31, 2004 and March 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended March 31, 2004++                    Shares             Amount

Shares sold                            1,814,028    $    12,502,697
Automatic conversion of shares         1,834,486         12,864,408
                                   -------------    ---------------
Total issued                           3,648,514         25,367,105
Shares redeemed                      (5,196,672)       (36,583,004)
                                   -------------    ---------------
Net decrease                         (1,548,158)    $  (11,215,899)
                                   =============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                                  Dollar
Ended March 31, 2003++                    Shares             Amount

Shares sold                            1,450,602    $     7,447,245
Automatic conversion of shares         3,575,127         19,404,061
                                   -------------    ---------------
Total issued                           5,025,729         26,851,306
Shares redeemed                      (7,213,071)       (39,829,454)
                                   -------------    ---------------
Net decrease                         (2,187,342)    $  (12,978,148)
                                   =============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                            4,619,935    $    29,764,623
Shares redeemed                     (12,253,447)       (81,674,365)
Automatic conversion of shares       (1,908,427)       (12,864,408)
                                   -------------    ---------------
Net decrease                         (9,541,939)    $  (64,774,150)
                                   =============    ===============


Class B Shares for the Year                                  Dollar
Ended March 31, 2003                      Shares             Amount

Shares sold                            4,771,285    $    24,507,794
Shares redeemed                     (22,133,497)      (118,654,711)
Automatic conversion of shares       (3,688,320)       (19,404,061)
                                   -------------    ---------------
Net decrease                        (21,050,532)    $ (113,550,978)
                                   =============    ===============



Class C Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                              950,656    $     6,234,682
Shares redeemed                      (2,975,239)       (19,820,832)
                                   -------------    ---------------
Net decrease                         (2,024,583)    $  (13,586,150)
                                   =============    ===============



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Notes to Financial Statements (concluded)


Class C Shares for the Year                                  Dollar
Ended March 31, 2003                      Shares             Amount

Shares sold                              583,066    $     3,108,848
Shares redeemed                      (5,470,034)       (29,417,558)
                                   -------------    ---------------
Net decrease                         (4,886,968)    $  (26,308,710)
                                   =============    ===============



Class I Shares for the Year                                  Dollar
Ended March 31, 2004++                    Shares             Amount

Shares sold                            6,905,738    $    47,816,845
Shares redeemed                      (9,207,312)       (64,988,146)
                                   -------------    ---------------
Net decrease                         (2,301,574)    $  (17,171,301)
                                   =============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                  Dollar
Ended March 31, 2003++                    Shares             Amount

Shares sold                            7,600,446    $    41,602,681
Shares redeemed                     (11,034,886)       (62,407,808)
                                   -------------    ---------------
Net decrease                         (3,434,440)    $  (20,805,127)
                                   =============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the Year                                  Dollar
Ended March 31, 2004                      Shares             Amount

Shares sold                               80,301    $       622,329
Shares redeemed                         (17,465)          (133,117)
                                   -------------    ---------------
Net increase                              62,836    $       489,212
                                   =============    ===============



Class R Shares for the
Period January 3, 2003++                                     Dollar
to March 31, 2003                         Shares             Amount

Shares sold                                   20    $           100
                                   -------------    ---------------
Net increase                                  20    $           100
                                   =============    ===============

++Commencement of operations.



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended March 31, 2004.


6. Distributions to Shareholders:
As of March 31, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                 $             --
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                                --
Capital loss carryforward                          (1,230,284,041)*
Unrealized gains--net                                  28,348,388**
                                                   ----------------
Total accumulated losses--net                      $(1,201,935,653)
                                                   ================

*On March 31, 2004, the Fund had a net capital loss carryforward of $1,230,284,041, of which $2,823,304 expires in 2006, $40,970,523 expires in 2008, $37,623,208 expires in 2009, $918,433,560 expires in 2010, $226,710,557 expires in 2011 and $3,722,889 expires in
2012. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Independent Auditors' Report


To the Shareholders and Board of Directors of Merrill Lynch Global Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Technology Fund, Inc. (the "Fund") as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Technology Fund, Inc. as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 14, 2004



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)  Length                                                   Fund Complex   Directorships
                      Held with    Of Time                                                  Overseen by    Held by
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*       President    1999 to    President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011         and          present    Managers, L.P. ("MLIM")/Fund Asset            160 Portfolios
Princeton,            Director     and        Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                      1988 to    since 1999; Chairman (Americas Region)
Age: 63                            present    of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*

Ronald W. Forbes      Director     2000 to    Professor Emeritus of Finance, School of      51 Funds       None
P.O. Box 9095                      present    Business, State University of New York at     50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery Director     2000 to    Professor, Harvard Business School since      51 Funds       Newell
P.O. Box 9095                      present    1989.                                         50 Portfolios  Rubbermaid, Inc.
Princeton,
NJ 08543-9095
Age: 51


Kevin A. Ryan         Director     2000 to    Director Emeritus of The Boston University    51 Funds       None
P.O. Box 9095                      present    Center for the Advancement of Ethics and      50 Portfolios
Princeton,                                    Character from 1989 to 1999; Professor of
NJ 08543-9095                                 Education at Boston University from 1982
Age: 71                                       to 1999 and Professor Emeritus thereof
                                              since 1999.


Roscoe S. Suddarth    Director     2000 to    President of Middle East Institute from       51 Funds       None
P.O. Box 9095                      present    1995 to 2001; Foreign Service Officer of      50 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995 and Career Minister thereof from
Age: 68                                       1989 to 1995; Deputy Inspector General of
                                              U.S. Department of State from 1991 to 1994;
                                              U.S. Ambassador to the Hashemite Kingdom of
                                              Jordan from 1987 to 1990.


MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004


Officers and Directors (unaudited)(concluded)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)  Length                                                   Fund Complex   Directorships
                      Held with    Of Time                                                  Overseen by    Held by
Name, Address & Age   Fund         Served     Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Richard R. West       Director     1998 to    Professor of Finance, New York University,    51 Funds       Bowne & Co.,
P.O. Box 9095                      present    Leonard N. Stern School of Business           50 Portfolios  Inc.; Vornado
Princeton,                                    Administration from 1982 to 1994 and                         Operating
NJ 08543-9095                                 Dean Emeritus thereof since 1994.                            Company;
Age: 66                                                                                                    Vornado Realty
                                                                                                           Trust and
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg     Director     1998 to    Self-employed financial consultant since      51 Funds       None
P.O. Box 9095                      present    1994; Executive Vice President of The         50 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                      Position(s)  Length
                      Held with    Of Time
Name, Address & Age   Fund         Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke       Vice         1998 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President    present    1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,            and          and        Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011         Treasurer    1999 to
Age: 43                            present


Robert C. Doll, Jr.   Senior       1999 to    President of MLIM and member of the Executive Management Committee of
P.O. Box 9011         Vice         present    ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,            President               Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 49                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


Phillip S. Gillespie  Secretary    2000 to    First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                      present    to 2001; Vice President from 1999 to 2000; Attorney associated with MLIM
Princeton,                                    since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Charles C. Reilly, Director of Merrill Lynch Global Technology Fund Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Reilly well in his retirement.



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC., MARCH 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending March 31, 2004 - $46,700
                         Fiscal Year Ending March 31, 2003 - $48,900

(b) Audit-Related Fees - Fiscal Year Ending March 31, 2004 - $0
                         Fiscal Year Ending March 31, 2003 - $0

(c) Tax Fees -           Fiscal Year Ending March 31, 2004 - $5,800
                         Fiscal Year Ending March 31, 2003 - $5,800

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending March 31, 2004 - $0
                         Fiscal Year Ending March 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending March 31, 2004 - $16,708,160
    Fiscal Year Ending March 31, 2003 - $17,378,427

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Technology Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 21, 2004